Exhibit 99.1




     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with the filing of the Annual Report of the VTEL Corporation 401(k) Plan (the "Plan") on Form 11-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay Peterson, Chief Financial Officer of Forgent Networks, Inc., certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.


Date:  June 27, 2003                      /s/ Jay Peterson
                                          --------------------------------------
                                          Jay Peterson
                                          Chief Financial Officer